UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2008 (March 5, 2008)

Theater Xtreme Entertainment Group, Inc.
______________________________________________
(Exact name of Registrant as specified in its charter)

Florida	000-26845	65-0913583
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 Corporate Boulevard, Suites E &F, Newark, DE		19702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(302) 455-1334

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◘ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◘ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◘ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◘ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by Theater Xtreme Entertainment Group, Inc., a Florida corporation (the “Registrant”), contains certain forward-looking statements and information currently available to, and beliefs of, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial condition, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2008, the Registrant entered into the material agreements described under Item 3.02 below which discussion is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 6, 2008 the Registrant sold and issued to an accredited investor (the “Investor”) (i) a Convertible Promissory Note in the aggregate principal amount of $100,000 (the “Convertible Promissory Note”), and (ii) a five-year warrant (the “Warrant”) to purchase up to an aggregate of 50,000 shares of the Registrant’s common stock at an exercise price of $0.50 per share, for a purchase price of $100,000 (collectively, the “Financing”). The Registrant anticipates that the proceeds of the Financing will be used for general corporate purposes.  There were no underwriting discounts or other commissions paid in conjunction with the Financing.

The Convertible Promissory Note matures 180 days from the date of issue and may be prepaid at any time in whole or in part without penalty. The Convertible Promissory Note bears interest at 19% per annum, compounded monthly, due and payable at maturity. The Investor may, at its election, convert the outstanding principal balance of the Convertible Promissory Note plus accrued interest, in whole or in part, into common stock at any time prior to payment at a conversion price equal to $0.10 per share.

The Convertible Promissory Note and Warrant were sold to the Investor in reliance on an exemption from registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the securities were issued to an accredited investor without any form of general solicitation or general advertising.

The foregoing discussion is qualified in its entirety by reference to the Convertible Promissory Note and the Warrant, which are attached as Exhibits to this Current Report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2008, the Board of Directors of the Registrant appointed Mr. Robert Oberosler to serve as its President, effective immediately. Also on March 5, 2008, Mr. Kenneth Warren stepped down as President and Chief Operating Officer and was appointed Senior Vice President – Sales.

The Registrant has not entered into a definitive employment agreement with Mr. Oberosler.  However, the Registrant’s Board of Directors authorized compensation to Mr. Oberosler consisting of an annual salary of $180,000, provided that for the first six months of employment Mr. Oberosler shall be paid at the rate of $5,000 per month, the balance of $10,000 per month to be deferred and payable after his first six months of employment with the Registrant.  Subsequent to his six-month anniversary, Mr. Oberosler’s salary shall be paid at the aforementioned annual rate and he shall be entitled to the payment of deferred wages accrued during the prior six-month period, payable in equal disbursements over the subsequent six months.

Additionally, on March 5, 2008, the Registrant’s Board of Directors granted Mr. Oberosler an incentive option to purchase 2,000,000 shares of the Registrant’s common stock pursuant to one or more of the Registrant’s equity incentive plans.  The option will vest annually in four equal increments over the four year period from the date of grant.

From 1998 to 2008, Mr. Oberosler held various officer positions with Pathmark Stores, Inc.  Specifically, from 1998 to 2001, he served as Senior Vice President - Asset Management; from 2001 to 2005, he served as Senior Vice President - Store Operations; from 2005 to 2006, he served as Senior Vice President - Asset Management & Special Projects, from 2006 - February 2008, he served as Senior Vice President - Distribution, Logistics & Asset Management.

   There are no family relationships between Mr. Oberosler and the Registrant’s other executive officers or directors.

   The Registrant has not entered into any transactions with Mr. Oberosler that would require disclosure in accordance with Item 404(a) of Regulation S-B.

   Except as otherwise disclosed herein, the Registrant has not entered into any material plan, contract or arrangement to which Mr. Oberosler is a party or in which he participates and in connection with which he would receive compensation or any grant or award.

Item 7.01                      Regulation FD Disclosure

On March 11, 2008, the Registrant issued a press release describing (i) a non-binding letter of intent with Pennsylvania Real Estate Investment Trust with respect to a 10-year lease of approximately 3,700 sq ft of retail space at the Plymouth Meeting Mall in Plymouth Meeting, PA, and (ii) two non-binding letters of intent with Taubman Centers, Inc. with respect to two 10-year leases, one for approximately 3,000 sq ft of retail space at Dolphin Mall in Miami, FL, and one for approximately 3,800 sq ft at The Mall at Wellington Green in West Palm Beach, FL.  The press release is attached as an exhibit to this Current Report.

On March 6, 2008, the Registrant issued a press release about Mr. Oberosler’s appointment as President of the Registrant.  The press release is attached as an exhibit to this Current Report.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	19% Convertible Promissory Note

10.2	Common Stock Purchase Warrant

99.1	Press release dated March 11, 2008

99.2	Press release dated March 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Theater Xtreme Entertainment Group, Inc. (Registrant)

March 11, 2008	By:	/s/ James J. Vincenzo
	Name:	James J. Vincenzo
	Title:	Chief Financial Officer